Supplement to the
Fidelity® Capital & Income Fund
and Fidelity High
Income Fund
June 28, 2003 Prospectus

The following information replaces the biographical information for David Glancy found in the "Fund Management" section on page 19.

Mark Notkin is vice president and manager of Capital & Income Fund, which he has managed since July 2003. He also manages the high-yield portions of other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. Notkin has worked as a research analyst and manager.

CAI/SPH-03-02 July 21, 2003
1.710962.111